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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                      December 16, 2004 (December 10, 2004)

                                    KFX INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                                        84-1079971
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(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                     0-23634
                            ------------------------
                            (Commission File Number)

      55 Madison Street, Suite 745                             80206
               Denver, CO
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(Address of Principal Executive Offices)                      Zip Code

                                 (303) 293-2992
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 10, 2004, the Board of Directors of KFx Inc. (the "Company") adopted the 2004 Equity Incentive Plan (the "Plan"), subject to stockholder approval. The Plan is designed to provide employees, directors and consultants of the Company the opportunity to purchase the Company's common stock through stock options, stock appreciation rights, restricted stock and cash awards. The Compensation Committee of the Board shall administer the Plan and determine the number of shares underlying each award, the vesting of such shares and other important terms of awards pursuant to the terms of the Plan. The Board has resolved to initially reserve 4,000,000 shares of the Company's common stock for issuance under the Plan. The Plan is expected to be presented to the stockholders for approval at the Company's upcoming annual meeting currently scheduled in May 2005. The Plan will become effective upon such approval.

Also, James Imbler joined the Company as Senior Vice President of Business Development. Mr. Imbler will be paid a base annual salary of $180,000, and subject to performance and approval by the Board, will be eligible after one year of employment for a target bonus of $70,000 to be paid in cash and/or stock. He will also be entitled to four weeks vacation per year.

In additional consideration of his services, Mr. Imbler received options to purchase a total of 250,000 shares of common stock, including an option to purchase 85,500 shares of common stock pursuant to the 2004 Equity Incentive Plan. Each option has an exercise price per share equal to the closing price of a share of common stock on December 10, 2004 as reported on the American Stock Exchange, and is subject to vesting at the rate of 20% per year for five years beginning December 10, 2005, subject to acceleration upon certain events. Notwithstanding the foregoing, the option granted under the 2004 Equity Incentive Plan will not become exercisable, in whole or in part, unless and until the Plan is approved by the stockholders of the Company.

The 2004 Equity Incentive Plan and the form of Stock Option Agreement under the 2004 Equity Incentive Plan are attached hereto as Exhibits 10.1 and 10.2, respectively.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits

                           10.1     2004 Equity Incentive Plan

                           10.2     Form of Stock Option Agreement




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004           KFX INC.


                                  By: /s/ Matthew V. Elledge
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                                      Matthew V. Elledge
                                      Vice President and Chief Financial Officer